SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported) February 9, 1999

                        CONTINENTAL HERITAGE CORPORATION
               (Exact name of Registrant as Specified in Charter)

   Delaware                      000-7633           75-1449332
(State of Incorporation)     (Commission File     (IRS Employer
                               Number)             Identification No.)


              2140 America's Cup Circle, Las Vegas, Nevada 89117
           (Address of Principal Executive Offices)   (Zip Code)

      Registrant's telephone number, including area code   (702) 228-8146

          Former Name or Former Address, if Changed Since Last Report




Item 5. Other Events

Loan Agreement

 Effective February 9, 1999, the Registrant entered into a Loan Agreement with seven individual investors (the Investors), pursuant to which the Investors agreed to lend $1,000,000 (the Loan) to the Registrant. The loan proceeds have been placed in a separate account which the Registrant may access for advances through application to a Disbursement Agent. The Disbursement Agent, Gerald M. Holland, is a shareholder of the Registrant and one of the Investors. In return for their agreement to loan funds to the Registrant, the Investors received a promissory note for $1,000,000 plus Class A Warrants for the purchase of an aggregate of 2,000,000 shares of the Registrant's common stock. The promissory note bears interest at the rate of 10% per annum, provides for monthly interest payments commencing September 1999 and six equal monthly payments of principal commencing March 2000. The note matures on August 31, 2000. The Class A Warrants have an exercise price of $.3125 per share and expire on February 8, 2004. The Investors also agreed to loan, on a pro rata basis, an additional $500,000 over and above the $1,000,000 original loan if additional funds are required by the Registrant for purchase of product. If the additional loan is made, the Investors will receive additional Class A Warrants on a pro rata basis for the additional funds loaned. Class A Warrants for the purchase of an aggregate of 351,250 shares of the Registrant's common stock were also issued to Gerald M. Holland and Damaso W. Saavedra, two individuals who represented the Investors in the negotiations with the Registrant, which were Warrants those Investors would have otherwise received.

Non-Recourse Pledge Agreement; Irrevocable Proxy.

 As collateral for repayment of the Loan, Steve Gould, Lee Kaplan, Robert Bray and Gerald Holland executed a Non-Recourse Pledge Agreement. The Pledge Agreement provides that Messrs. Gould, Kaplan, Bray and Holland pledge as collateral security for payment of the Loan an aggregate of 4,978,264 shares of the Registrant's Common Stock which they hold to the Investors. Further, Class A Warrants for the purchase of 112,000 shares of the Registrant's Common Stock issued to each of Messrs. Gould and Kaplan have been pledged under the Non-Recourse Pledge Agreement. Messrs. Gould, Kaplan, Bray and Holland have each granted to the Investors an Irrevocable Proxy entitling the Investors at any time prior to repayment of the initial loan and/or the additional loan to vote on major decisions presented to the Registrant's shareholders, provided however, that the Proxy may not be used by the Investors to vote to remove any director or officer from the Registrant for reasons other than gross negligence, theft, or legal incompetency. Further, the Investors may not vote to elect any person as a director of the Registrant other than those persons currently holding that position. The Proxy terminates upon repayment of the initial loan and/or the additional loan to the Investors.

 Mr. Gould is President, Chief Executive Officer and a director of the Registrant. Mr. Kaplan is Chairman of the Board of Directors and
Vice-President of the Registrant. Mr. Bray is Secretary and a director of the Registrant.

 Messrs. Holland and Saavedra have executed an additional Non-Recourse Pledge Agreement to provide further security for the repayment of the note by pledging the Class A Warrants to purchase 351,250 shares of the Registrant's Common Stock which were granted to Messrs. Holland and Saavedra for their representation of the Investors in the negotiations for the Loan..

Master Distributorship Granted to the Investors

 In connection with the Loan, the Registrant also granted to the Investors a Master Distributorship. The Master Distributorship granted to the Investors shall be operated in accordance with the policies of VisionQuest Worldwide, Inc., the subsidiary of the Registrant, and is entitled to receive compensation in accordance with VisionQuest's Marketing Compensation Plan in the form of commissions and bonuses on down-line sales activity. The Investors shall receive 80% of the commissions earned by the Master Distributorship and 10% of such commissions shall be paid to each of Messrs. Holland and Saavedra.
Payment of the commission earned by the Master Distributorship will be made monthly by the Registrant and will be included in the Company's regular monthly bonus run as to its Distributors and/or Members. The actual amount of compensation to be derived under the Master Distributorship is not available as the Marketing Compensation Plan is in the process of being developed by management.

Subordinated Promissory Notes to Messrs. Gould and Kaplan

 On October 1, 1998, prior to the Registrant's acquisition of Encore International, Inc., Encore executed and delivered promissory notes in the amount of $56,000 each to Steve Gould and Lee Kaplan in payment for funds advanced by them to initiate the business of Encore. Such notes bore interest at the rate of 6% per annum and matured on September 30, 1999. In connection with the Loan, both Messrs. Gould and Kaplan agreed to accept replacement notes which provided that no payment of interest or principal may be made to them unless at the time all payments of principal and interest due on the promissory notes delivered to the Investors have been made. The replacement notes delivered by the Registrant to Messrs. Gould and Kaplan bear interest at a rate of 10% per annum and mature August 31, 2000 with the same schedule of payments of principal and interest as is contained in the $1,000,000 principal amount promissory note given to the Investors. In addition to the replacement notes, Messrs. Gould and Kaplan will each receive Class A Warrants to purchase 112,000 shares of Registrant's Common Stock. Such Class A Warrants are on the same terms and conditions as the Class A Warrants issued to the Investors in connection with the Loan.

Class B and Class C Warrants

 Under the terms of the Stock Exchange Agreement by which the Registrant acquired Encore, the Registrant agreed to issue an additional 1,000,000 shares of the Registrant's Common Stock to Steve Gould, Robert Bray, Lee Kaplan and Gerald M. Holland (the Shareholders) if the consolidated net revenues of the Registrant are at least $8,000,000 for the twelve (12) month period commencing March 1, 1999 (the Year 1999 Additional Shares) and an additional 1,000,000 shares if the consolidated net revenues of the Registrant are at least $15,000,000 (on a non-cumulative basis) for the twelve (12) month period commencing March 1, 2000 (the Year 2000 Additional Shares). The Loan
Agreement provides that in the event that the Shareholders shall be entitled to receive the Year 1999 Additional Shares, Class B Warrants for the purchase of an aggregate of 427,500 additional shares of the Registrant's Common Stock shall be issued to Gerald M. Holland and Damosa Saavedra. The Class B Warrants are exercisable at $.3125 per share and expire five years from March 1, 2000. In the event that the Shareholders shall be entitled to receive the Year 2000 Additional Shares, Class C Warrants for the purchase of an aggregate of 427,500 additional shares of the Registrant's Common Stock shall be issued to Gerald M. Holland and Damosa Saavedra. The Class C Warrants are exercisable at $.3125 per share and expire five years from March 1, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Financial Statements

 (a) Financial Statements:   Not applicable.

 (b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X: Not applicable.

Exhibits:

No.    Description:

10.1   Loan Agreement dated February 9, 1999 (incorporated by reference to
       Exhibit 10.9 of Registrant's Form 10-KSB filed with the Commission on March 15, 1999).



10.2 Form of $1,000,000 Promissory Note delivered to the Investors (incorporated by reference to Exhibit 10.10 of Registrant's Form 10-KSB filed with the Commission on March 15, 1999).

10.3 Form of Class A Warrant (incorporated by reference to Exhibit 10.11 of Registrant's Form 10- KSB filed with the Commission on March 15, 1999).

10.4 Form of Class B Warrant (incorporated by reference to Exhibit 10.12 of Registrant's Form 10- KSB filed with the Commission on March 15, 1999).

10.5 Form of Class C Warrant (incorporated by reference to Exhibit 10.13 of Registrant's Form 10- KSB filed with the Commission on March 15, 1999).

10.6   Non-Recourse Pledge Agreement (incorporated by reference to Exhibit
       10.14 of Registrant's Form 10-KSB filed with the Commission on March 15,
       1999).

10.7 Irrevocable Proxy (incorporated by reference to Exhibit 10.15 of Registrant's Form 10-KSB filed with the Commission on March 15, 1999).

10.8 Subordinated Promissory Note from Registrant in favor of Steve Gould (incorporated by reference to Exhibit 10.16 of Registrant's Form 10-KSB filed with the Commission on March 15, 1999).

10.9 Subordinated Promissory Note from Registrant in favor of Lee Kaplan (incorporated by reference to Exhibit 10.17 of Registrant's Form 10-KSB filed with the Commission on March 15, 1999).


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Continental Heritage Corporation
                            (Registrant)


Date: March 15, 1999.        By: /s/Steve Gould
                                 Steve Gould
                                 President and Principal
                                 Executive Officer